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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Medical Systems Holdings, Inc. (the "Company") on Form 10-Q for the period ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas W. Kohrs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  May 13, 2003                         By: /s/ Douglas W. Kohrs
                                                --------------------------------
                                            Name:  Douglas W. Kohrs
                                            Title: Chief Executive Officer

In connection with the Annual Report of American Medical Systems Holdings, Inc. (the "Company") on Form 10-Q for the period ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. James. Call, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  May 13, 2003                         By: M. James Call
                                                --------------------------------
                                            Name:  M. James Call
                                            Title: Executive Vice President and
                                                   Chief Financial Officer